United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Hermes Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/23

Date of Reporting Period: 11/30/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2023

Share Class | Ticker	A | STIAX	C | SINCX	F | STFSX
	Institutional | STISX	R6 | STILX

Federated Hermes Strategic Income Fund
Fund Established 1994

A Portfolio of Federated Hermes Fixed Income Securities, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2022 through November 30, 2023. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ending November 30, 2023, was 4.87% for Class A Shares, 3.96% for Class C Shares, 4.78% for Class F Shares, 5.11% for Institutional Shares and 5.21% for Class R6 Shares. The total return of the Fund’s blended benchmark (Blended Index)1,2 was 6.03% for the same period. The Blended Index is comprised of 25% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index, 40% Bloomberg US Corporate High Yield 2% Issuer Capped Index and 35% Bloomberg US Mortgage-Backed Securities Index. The total return of the Morningstar Multisector Bond Funds Average (MMBFA),3 a peer group average for the Fund, was 4.84% for the same period. The Fund’s and the MMBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the Blended Index were: (a) the effect of changing interest rates (referred to as “duration”)4 (b) the selection of securities within each of the Fund’s sectors; (c) allocation of assets among sectors; and (d) non-U.S. dollar currency exposure.5 Performance was also impacted to a lesser extent by the relative performance of different maturities (referred to as the “yield curve”).6
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the Blended Index.
MARKET OVERVIEW
The resiliency of the U.S. economy laid the foundation for a return to a positive return environment for investors in most asset classes. For example, the S&P 500® Index7 returned 13.81% during the reporting period and the credit sectors of the fixed-income market reported mid to high single digit positive returns during the period despite rising interest rates. Only the long end of the curve, maturities longer than 10 years, had negative returns during the reporting period. Over the course of the 12-month period, markets did experience two distinct periods of volatility as events and economic data caused investors to reassess their assumptions of the path of monetary policy and economic growth.
At the beginning of the period, market consensus was that the Federal Reserve (the “Fed”) would gradually increase the federal funds target rate 75 basis points to a terminal rate of 4.75% in the first half of the year, the economy would then slow and enter a mild recession, and the Fed would subsequently cut rates in the second half of 2023. In March, two large regional banks were closed by regulators as they experienced runs on deposits. The
Annual Shareholder Report

central issue facing these banks was that the higher interest rates over the past year had caused the market value of their longer duration assets to decline. Investors assumed that the stress in the banking system would cause the Fed to pivot and begin easing monetary policy faster than previously expected. The bond market reacted with a rapid decline in Treasury yields. For context, the yield on the 2-year Treasury bond began the period at 4.31%, increased in February to a high of 5.07%, and then dropped back to 4.03% at the end of March. Similarly, the 2/10 yield curve initially inverted to more than -100 basis points, before retracing back to the -50 basis point range.
In April, incoming data on employment and inflation began to strengthen and would lead the Fed to hike rates 25 basis points two more times. The communication from Fed officials was that rates would remain higher for longer. The markets reversed course quickly, sending yields higher across the curve. The 2-year Treasury bond finished the reporting period at 4.71%.
Credit spreads in the investment-grade and high-yield corporate debt markets initially increased during the March turmoil in the banking sector but quickly turned and continued to trend lower over the remainder of the period. The average credit spread for the high-yield bond market as measured by the Bloomberg US Corporate High Yield Bond Index,8 began the year at 448 basis points, increased to a high of 516 basis points in March, and fell back to 370 basis points at the end of the fiscal year. Credit spreads in other market sectors such as investment-grade credit and emerging-market debt followed a similar path during the period. Conversely, spreads in higher-quality mortgage-backed securities (MBS) increased dramatically in March, remained higher, and finished the reporting period 15 basis points higher.
Aside from the performance of the financial markets, the U.S. economy remained resilient, only beginning to slow down towards the end of the period. Consumers continued to be supported by a very strong job market and high levels of savings. Spending on retail goods and expenditures on services such as travel, lodging and restaurants continued to be robust. The housing sector was once again the one area of the economy most severely impacted by tighter monetary policy. The combination of higher housing prices and higher interest rates have left housing affordability the worst it had been in several decades.
The U.S. fixed-income markets began the period with a deeply inverted yield curve. For context, at the beginning of the period the yield on the 2-year Treasury bond was 4.31% compared to the yield on the 10-year Treasury bond of 3.61%. The combination of a higher beginning yield and shorter duration in an increasing rate environment over the course of the 12-month period led to short duration bonds outperforming long duration bonds. Returns for the bellwether Treasuries over the reporting period were as follows: the 2-year Treasury returned 2.63% compared to 1.07% for the 5-year, -2.11% for the 10-year and -8.57% for the 30-year.
Annual Shareholder Report

The Bloomberg US Corporate Bond Index9 had a total return of 3.55% with an excess return of 4.25% over similar duration Treasury bonds during the reporting period, and the Bloomberg US Corporate High Yield 2% Issuer Capped Index10 returned 8.69% with an excess return of 6.30% over similar duration Treasury bonds. After a brief selloff in March, the domestic credit markets outperformed during the remainder of the reporting period. Corporate earnings remained stable and default rates continued to be low. Lower-rated credit outperformed higher-rated credit as investors took advantage of high yields and the idea that any recession that may be experienced would be mild. Looking at the higher end of the credit rating spectrum during the reporting fiscal year, AA-rated corporate bonds had an excess return of 3.49%. In the middle of the range, BBB and BB-rated bonds had excess returns of 4.99% and 5.48%, respectively. Finally, in the lower-credit quality tier, B and CCC-rated bonds had excess returns of 6.31% and 9.49%, respectively.
The U.S. dollar was mixed against other foreign currencies, as global central bank policies and direction of interest rates began to diverge. The U.S. dollar was generally stronger against currencies of countries with large external debt burdens, lower short-term yields or sensitive to moves in commodity prices. Weaker currencies included the New Zealand dollar, South African rand, and the Norwegian krone. Currencies of higher yielding Latin American countries such as Mexico and Brazil outperformed the U.S. dollar. Emerging-market debt as measured by the Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index returned 10.02% with an excess return of 9.75% compared to similar maturity Treasury bonds during the reporting period. Emerging-market corporate issuers underperformed sovereign issuers. By region, Latin America was relatively stronger as central banks in most countries were more proactive in raising interest rates and began to ease their monetary policy. Asia ex-China also performed well. Chinese debt underperformed as low interest rates and modest fiscal support had so far failed to meaningfully improve Chinese economic performance.
Finally, higher-quality MBS were negatively impacted by both rising interest rates and higher than normal volatility as the Fed continued to reduce its bond holdings. Normally a more stable sector than corporate credit, the MBS market underperformed the corporate credit markets despite having significantly less credit risk. For the reporting period, the Bloomberg Mortgage-Backed Securities Index had a total return of 0.26% and an excess return of -0.50% relative to similar maturity U.S. Treasuries.
DURATION and yield curve
The Fund uses various types of derivative securities11 including exchange-traded futures contracts and options to manage the Fund’s duration. These derivative positions were utilized to manage the Fund’s overall sensitivity to changes in interest rates and yield curve shape. During the reporting period, the Fund’s duration varied in a range typically between 90% and 110% of the
Annual Shareholder Report

Blended Index duration, but on average was longer as compared to the Blended Index. For the period, the Fund’s longer average duration hurt its relative performance compared to the Blended Index. The Fund modestly benefitted from yield curve positioning, as the yield curve steepened over the course of the fiscal year.
security selection
The Fund’s aggregate security selection outperformed during the reporting period. Security selection within the high-yield bond allocation helped performance relative to the Blended Index. Security selection within the investment-grade corporate bond and emerging-market debt allocations underperformed their relevant components of the blended benchmark during the fiscal year.
SECTOR ALLOCATION
Sector allocation hurt the Fund’s returns relative to the Blended Index for the reporting period. Relative to the Blended Index, the Fund began the reporting fiscal year with an overweight position to U.S. investment-grade corporates, an underweight position in high-yield debt, and equally weighted to emerging-market debt and MBS. During the reporting period, the Fund made several adjustments. The overweight to investment-grade corporate bonds and underweight exposure to high yield was maintained throughout the period. Emerging-market debt was tactically increased and decreased when market volatility presented relative value opportunities. Exposure to the MBS sector was moved to an overweight position and increased multiple times as spreads widened. Market volatility and the timing of these portfolio adjustments helped the Fund’s performance relative to the Blended Index.
The Fund utilized several types of derivatives during the reporting period including exchange-traded equity index options and options (on both exchange-traded or over-the-counter funds) that track specific sectors of the fixed-income credit markets and credit default swaps. The Fund used such derivatives as short-term hedges to the underlying positions in the portfolio as well as to generate additional income. The derivative transactions had a positive impact on sector performance during the period.
currency EXPOSURE
The Fund uses various types of derivative securities including over-the-counter forward contracts and options to either hedge non-U.S. dollar exposure or to take an active view on the appreciation or depreciation of a foreign currency versus the U.S. dollar. For the reporting period, the Fund’s currency positions helped the Fund’s relative performance as compared to the Blended Index.
Annual Shareholder Report

Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the constituents of the Blended Index.

The Fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index (BAB). Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BAB. The BAB’s return for the 12-month reporting period was 1.18%. The Blended Index is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it more closely reflects the market sectors in which the Fund invests.

Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Morningstar peer group.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
5
International investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards. Prices of emerging-market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
6
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices. The yield curve is a graph showing the comparative yields of securities in a particular class according to maturity. Securities on the long end of the yield curve have longer maturities.
7
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
8
The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.*
9
The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market.*
10
High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities, and may include higher volatility and higher risk of default.
11
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
*
The Index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Strategic Income Fund (the “Fund”) from November 30, 2013 to November 30, 2023, compared to the Bloomberg US Aggregate Bond Index (BAB),2 the Fund’s broad-based securities market index, a blend of indexes comprised of 25% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE)/40% Bloomberg US Corporate High Yield 2% Issuer Capped Index (BHY2%ICI)/35% Bloomberg US Mortgage Backed Securities Index (BMB) (the “Blended Index”),3 and the Morningstar Multisector Bond Funds Average (MMBFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2023

◾ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2023
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	0.16%	1.20%	1.97%
Class C Shares	2.96%	1.38%	1.82%
Class F Shares	2.72%	1.92%	2.33%
Institutional Shares	5.11%	2.46%	2.74%
Class R6 Shares[5]	5.21%	2.48%	2.66%
BAB	1.18%	0.71%	1.37%
Blended Index	6.03%	2.07%	2.93%
MMBFA	4.84%	2.22%	2.51%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BAB, the Blended Index and the MMBFA have been adjusted to reflect the reinvestment of dividends on securities in the indexes and average.
2
The BAB is a broad-based benchmark that measures the investment grade, U.S. dollar-
denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-through), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
The BEMSAE is the emerging markets debt component of the Bloomberg US Universal Bond Index and is generally at least 80% non-investment grade. The BHY2%ICI is an issuer-constrained version of the Bloomberg US Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The indexes are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of a $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Total Returns table, which reflect the return of the funds that currently comprise the category.
5
The Fund’s Class R6 Shares commenced operations on January 27, 2017. For the period prior to commencement of operations of the Class R6 Shares, the performance information shown is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses applicable to the Class R6 Shares since the Class R6 Shares has a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Class R6 Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2023, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets[2]
Corporate Debt Securities	50.3%
Commercial Mortgage-Backed Securities[3]	20.4%
Other Security Types[4]	13.1%
U.S. Treasuries	4.4%
Collateralized Mortgage Obligations	4.2%
Common Stocks	3.2%
Cash Equivalents[5]	2.8%
Asset-Backed Securities	1.7%
Derivatives[6]	0.2%
Security Lending[7]	0.0%
Preferred Stocks[7]	0.0%
Other Assets and Liabilities—Net[8]	(0.3)%
TOTAL	100%

1	See the Fund’s Prospectus and Statement of Additional Information for a description of these investments.
2
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund), in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.

3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Other Security Types consist of Purchased Put and Call Options.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
6
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

7	Represents less than 0.1%.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2023
Principal Amount, Shares or Contracts			Value
		MORTGAGE-BACKED SECURITIES— 4.8%
		Agency— 4.8%
$ 8,364,660		FHLMC, Pool SD8225, 3.000%, 7/1/2052	$ 7,077,501
8,105,471		FHLMC, Pool SD8243, 3.500%, 9/1/2052	7,117,934
9,731,960		FNMA, Pool FBT224, 3.000%, 3/1/2052	8,249,606
7,559,756		FNMA, Pool MA4732, 4.000%, 9/1/2052	6,872,932
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $30,483,181)	29,317,973
		U.S. TREASURIES— 4.4%
		U.S. Treasury Notes— 4.4%
10,000,000		United States Treasury Note, 4.375%, 11/30/2030	10,010,938
10,000,000		United States Treasury Note, 4.500%, 7/15/2026	9,993,763
7,000,000		United States Treasury Note, 4.625%, 6/30/2025	6,973,410
		TOTAL U.S. TREASURIES (IDENTIFIED COST $27,061,065)	26,978,111
		COLLATERALIZED MORTGAGE OBLIGATIONS— 3.4%
		Commercial Mortgage— 0.6%
500,000	[1]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	472,427
345,000		Bank 2022-BNK40, Class A4, 3.393%, 3/15/2064	294,307
675,000		Benchmark Mortgage Trust 2019-B11, Class A5, 3.542%, 5/15/2052	594,101
520,000		Benchmark Mortgage Trust 2021-B26, Class A2, 1.957%, 6/15/2054	474,967
1,000,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	924,090
1,000,000		Fontainebleau Miami Beach Trust, Class B, 3.447%, 12/10/2036	960,996
		TOTAL	3,720,888
		Federal Home Loan Mortgage Corporation— 0.2%
800,000		FHLMC, REMIC, Series K070, Class A2, 3.303%, 11/25/2027	756,473
673,020		FHLMC, REMIC, Series K105, Class A1, 1.536%, 9/25/2029	596,822
		TOTAL	1,353,295
		Non-Agency Mortgage-Backed Securities— 2.6%
1,231,911		GS Mortgage-Backed Securities 2023-PJ5, Class A16, 6.500%, 2/25/2054	1,236,467
3,586,221		GS Mortgage-Backed Securities 2022-PJ3, Class A4, 2.500%, 8/25/2052	2,785,765
6,604,450		JP Morgan Mortgage Trust 2022-1, Class A2, 3.000%, 7/25/2052	5,353,732
4,462,302		JP Morgan Mortgage Trust 2022-2, Class A3, 2.500%, 8/25/2052	3,463,514
3,563,466		JP Morgan Mortgage Trust 2022-3, Class A3, 2.500%, 8/25/2052	2,765,862
		TOTAL	15,605,340
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $24,347,906)	20,679,523
		CORPORATE BONDS— 3.4%
		Basic Industry - Chemicals— 0.0%
90,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/1/2044	78,484
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Basic Industry - Metals & Mining— 0.1%
$ 200,000	Anglo American Capital PLC, Sr. Unsecd. Note, 144A, 3.625%, 9/11/2024	$ 196,456
50,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 1.625%, 4/27/2026	45,709
55,000	Glencore Funding LLC, Sr. Unsecd. Note, 144A, 3.375%, 9/23/2051	35,803
135,000	Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	142,377
	TOTAL	420,345
	Capital Goods - Aerospace & Defense— 0.1%
55,000	BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	53,266
135,000	Boeing Co., Sr. Unsecd. Note, 3.625%, 2/1/2031	121,519
30,000	Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	21,378
110,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	102,450
65,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 2.300%, 2/15/2031	52,091
100,000	Leidos, Inc., Sr. Unsecd. Note, Series WI, 4.375%, 5/15/2030	92,560
55,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	51,449
75,000	RTX Corp, Sr. Unsecd. Note, 5.150%, 2/27/2033	73,692
	TOTAL	568,405
	Capital Goods - Building Materials— 0.0%
20,000	Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	18,035
50,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	48,800
	TOTAL	66,835
	Capital Goods - Construction Machinery— 0.5%
3,390,000	Ashtead Capital, Inc., Sr. Unsecd. Note, 144A, 2.450%, 8/12/2031	2,648,153
120,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	113,471
65,000	John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 3.450%, 3/7/2029	60,705
	TOTAL	2,822,329
	Capital Goods - Diversified Manufacturing— 0.1%
60,000	Lennox International, Inc., Sr. Unsecd. Note, 1.350%, 8/1/2025	55,963
65,000	Roper Technologies, Inc., Sr. Unsecd. Note, 1.750%, 2/15/2031	51,317
40,000	Valmont Industries, Inc., Sr. Unsecd. Note, 5.000%, 10/1/2044	33,766
80,000	Valmont Industries, Inc., Sr. Unsecd. Note, 5.250%, 10/1/2054	66,684
35,000	Vontier Corp., Sr. Unsecd. Note, Series WI, 1.800%, 4/1/2026	31,783
25,000	Vontier Corp., Sr. Unsecd. Note, Series WI, 2.950%, 4/1/2031	19,904
40,000	Xylem, Inc., Sr. Unsecd. Note, 2.250%, 1/30/2031	32,669
	TOTAL	292,086
	Communications - Cable & Satellite— 0.1%
25,000	Charter Communications Operating, LLC, 5.375%, 5/1/2047	20,236
50,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 3.850%, 4/1/2061	29,880
200,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	186,719
30,000	Comcast Corp., Sr. Unsecd. Note, 3.450%, 2/1/2050	21,493
70,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	68,538
	TOTAL	326,866
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Communications - Media & Entertainment— 0.2%
$ 35,000	Alphabet, Inc., Sr. Unsecd. Note, 2.050%, 8/15/2050	$ 20,580
50,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 4.279%, 3/15/2032	44,124
1,610,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 5.050%, 3/15/2042	1,330,426
60,000	Warnermedia Holdings, Inc., Sr. Unsecd. Note, 6.412%, 3/15/2026	60,059
	TOTAL	1,455,189
	Communications - Telecom Wireless— 0.1%
90,000	Crown Castle, Inc., Sr. Unsecd. Note, 5.200%, 2/15/2049	78,661
60,000	T-Mobile USA, Inc., 3.300%, 2/15/2051	40,216
65,000	T-Mobile USA, Inc., Series WI, 2.700%, 3/15/2032	53,284
55,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 5.650%, 1/15/2053	53,762
65,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.625%, 2/10/2053	61,820
	TOTAL	287,743
	Communications - Telecom Wirelines— 0.1%
65,000	AT&T, Inc., Sr. Unsecd. Note, 1.700%, 3/25/2026	60,102
175,000	AT&T, Inc., Sr. Unsecd. Note, 2.550%, 12/1/2033	136,289
40,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	27,454
45,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	38,323
100,000	Rogers Communications, Inc., Sr. Unsecd. Note, 4.500%, 3/15/2042	82,430
30,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.000%, 3/22/2027	28,109
45,000	Verizon Communications, Inc., Sr. Unsecd. Note, 3.550%, 3/22/2051	32,391
	TOTAL	405,098
	Consumer Cyclical - Automotive— 0.1%
75,000	American Honda Finance Corp., Sr. Unsecd. Note, Series GMTN, 5.800%, 10/3/2025	75,706
150,000	Daimler Trucks Financial NA, Sr. Unsecd. Note, 144A, 2.375%, 12/14/2028	129,702
200,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 7.122%, 11/7/2033	208,538
100,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	84,491
50,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 0.800%, 1/8/2024	49,742
150,000	Mercedes-Benz Finance N.A., LLC, Unsecd. Note, 144A, 4.800%, 3/30/2026	148,652
	TOTAL	696,831
	Consumer Cyclical - Retailers— 0.0%
100,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	69,407
120,000	Home Depot, Inc., Sr. Unsecd. Note, 2.950%, 6/15/2029	109,888
	TOTAL	179,295
	Consumer Cyclical - Services— 0.1%
50,000	Amazon.com, Inc., Sr. Unsecd. Note, 2.100%, 5/12/2031	41,716
150,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	142,158
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	74,806
	TOTAL	258,680
	Consumer Non-Cyclical - Food/Beverage— 0.1%
60,000	Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.700%, 2/1/2036	57,215
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Non-Cyclical - Food/Beverage— continued
$ 150,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	$ 139,029
37,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.600%, 4/15/2048	32,960
150,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 2.750%, 1/22/2030	131,194
100,000	Constellation Brands, Inc., Sr. Unsecd. Note, 5.250%, 11/15/2048	93,040
35,000	Flowers Foods, Inc., Sr. Unsecd. Note, 2.400%, 3/15/2031	28,191
25,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	23,720
50,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 6/1/2026	47,508
65,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	53,102
60,000	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.000%, 10/15/2030	47,487
105,000	Sysco Corp., Sr. Unsecd. Note, 3.300%, 7/15/2026	99,938
50,000	Sysco Corp., Sr. Unsecd. Note, 4.450%, 3/15/2048	40,791
	TOTAL	794,175
	Consumer Non-Cyclical - Health Care— 0.0%
30,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.100%, 6/4/2030	24,751
125,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	109,688
30,000	DH Europe Finance II S.a.r.l., Sr. Unsecd. Note, 2.600%, 11/15/2029	26,278
100,000	HCA, Inc., Sec. Fac. Bond, 3.500%, 7/15/2051	65,600
	TOTAL	226,317
	Consumer Non-Cyclical - Pharmaceuticals— 0.1%
150,000	AbbVie, Inc., Sr. Unsecd. Note, 2.950%, 11/21/2026	142,021
60,000	AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	54,495
80,000	Amgen, Inc., Sr. Unsecd. Note, 5.250%, 3/2/2033	79,223
80,000	Amgen, Inc., Sr. Unsecd. Note, 5.650%, 3/2/2053	78,962
125,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 1/17/2029	120,670
60,000	Biogen, Inc., Sr. Unsecd. Note, 2.250%, 5/1/2030	49,376
55,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.250%, 10/26/2049	45,548
25,000	Royalty Pharma PLC, Sr. Unsecd. Note, Series WI, 1.200%, 9/2/2025	23,085
	TOTAL	593,380
	Consumer Non-Cyclical - Supermarkets— 0.0%
50,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	41,060
	Consumer Non-Cyclical - Tobacco— 0.0%
65,000	Altria Group, Inc., Sr. Unsecd. Note, 3.700%, 2/4/2051	43,393
30,000	BAT Capital Corp., Sr. Unsecd. Note, 3.984%, 9/25/2050	20,209
115,000	Philip Morris International, Inc., Sr. Unsecd. Note, 5.750%, 11/17/2032	117,703
65,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	65,240
	TOTAL	246,545
	Energy - Independent— 0.0%
120,000	Hess Corp., Sr. Unsecd. Note, 5.600%, 2/15/2041	120,781
50,000	Marathon Oil Corp., Sr. Unsecd. Note, 5.200%, 6/1/2045	41,654
70,000	Ovintiv, Inc., Sr. Unsecd. Note, 7.100%, 7/15/2053	72,651
	TOTAL	235,086
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Energy - Integrated— 0.0%
$ 50,000	Cenovus Energy, Inc., Sr. Unsecd. Note, 4.250%, 4/15/2027	$ 48,012
45,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	36,643
	TOTAL	84,655
	Energy - Midstream— 0.1%
45,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	43,020
45,000	Eastern Gas Transmission & Storage, Inc., Sr. Unsecd. Note, 3.900%, 11/15/2049	31,525
65,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	63,967
100,000	MPLX LP, Sr. Unsecd. Note, 4.950%, 3/14/2052	83,559
65,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 7/15/2028	62,417
30,000	ONEOK, Inc., Sr. Unsecd. Note, 5.200%, 7/15/2048	26,379
30,000	Targa Resources, Inc., Sr. Unsecd. Note, 4.200%, 2/1/2033	26,463
80,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	75,620
	TOTAL	412,950
	Energy - Refining— 0.0%
110,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	103,527
	Financial Institution - Banking— 0.6%
150,000	Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	146,124
90,000	Bank of America Corp., Sr. Unsecd. Note, 2.299%, 7/21/2032	70,673
100,000	Bank of America Corp., Sr. Unsecd. Note, 2.572%, 10/20/2032	79,623
140,000	Bank of America Corp., Sr. Unsecd. Note, 2.687%, 4/22/2032	113,790
100,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	85,940
200,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.992%, 6/13/2028	190,427
175,000	Citigroup, Inc., Sr. Unsecd. Note, 2.561%, 5/1/2032	140,830
170,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	162,279
170,000	Citizens Financial Group, Inc., Sub. Note, 2.638%, 9/30/2032	122,782
200,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	194,621
65,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	60,797
60,000	FNB Corp. (PA), Sr. Unsecd. Note, 5.150%, 8/25/2025	58,257
100,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.615%, 4/22/2032	80,619
100,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.102%, 2/24/2033	82,491
165,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	153,375
55,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 0.824%, 6/1/2025	53,518
300,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.580%, 4/22/2032	245,301
100,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 2.963%, 1/25/2033	82,664
50,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 5.350%, 6/1/2034	48,847
65,000	M&T Bank Corp., Sr. Unsecd. Note, 7.413%, 10/30/2029	67,798
90,000	Morgan Stanley, Sr. Unsecd. Note, 1.593%, 5/4/2027	81,618
130,000	Morgan Stanley, Sr. Unsecd. Note, 3.625%, 1/20/2027	124,224
60,000	Morgan Stanley, Sr. Unsecd. Note, 4.889%, 7/20/2033	56,227
100,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 2.239%, 7/21/2032	78,234
100,000	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 1.928%, 4/28/2032	76,889
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS— continued
		Financial Institution - Banking— continued
$ 75,000		Northern Trust Corp., Sub. Note, 6.125%, 11/2/2032	$ 77,325
52,143	[2]	Regional Diversified Funding, 144A, 9.250%, 3/15/2030	21,900
200,000		Truist Bank, Sub. Note, Series BKNT, 3.300%, 5/15/2026	186,950
65,000		US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	49,839
150,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	140,527
275,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	236,703
		TOTAL	3,371,192
		Financial Institution - Broker/Asset Mgr/Exchange— 0.0%
45,000		Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	35,085
		Financial Institution - Insurance - Life— 0.0%
150,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	118,080
120,000		Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	89,459
50,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 2.125%, 6/15/2030	40,854
		TOTAL	248,393
		Financial Institution - REIT - Apartment— 0.0%
120,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	113,075
110,000		UDR, Inc., Sr. Unsecd. Note, 3.100%, 11/1/2034	86,098
		TOTAL	199,173
		Financial Institution - REIT - Healthcare— 0.6%
110,000		Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	105,524
75,000		Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2031	62,370
4,000,000		Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2032	3,241,392
		TOTAL	3,409,286
		Financial Institution - REIT - Office— 0.0%
25,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2027	23,801
110,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	103,131
75,000		Boston Properties LP, Sr. Unsecd. Note, 4.500%, 12/1/2028	68,963
40,000		Piedmont Operating Partnership, LP, Sr. Unsecd. Note, 2.750%, 4/1/2032	26,532
		TOTAL	222,427
		Financial Institution - REIT - Retail— 0.0%
80,000		Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	75,177
		Technology— 0.2%
50,000		Apple, Inc., Sr. Unsecd. Note, 3.000%, 11/13/2027	47,285
50,000		Apple, Inc., Sr. Unsecd. Note, 4.450%, 5/6/2044	46,571
27,000		Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	25,038
3,000		Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.187%, 11/15/2036	2,294
60,000		Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.469%, 4/15/2034	49,912
105,000		CDW LLC / CDW Finance, Sr. Unsecd. Note, 2.670%, 12/1/2026	96,237
85,000		Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	82,299
200,000		Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	191,259
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Technology— continued
$ 75,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	$ 68,588
75,000	Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	72,305
75,000	Oracle Corp., Sr. Unsecd. Note, 3.600%, 4/1/2050	52,418
75,000	Oracle Corp., Sr. Unsecd. Note, 6.900%, 11/9/2052	83,716
55,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	53,930
45,000	VMware, Inc., Sr. Unsecd. Note, 2.200%, 8/15/2031	35,585
	TOTAL	907,437
	Technology Services— 0.0%
30,000	Verisign, Inc., Sr. Unsecd. Note, 2.700%, 6/15/2031	24,616
	Transportation - Railroads— 0.0%
60,000	Canadian Pacific Railway Co., Sr. Unsecd. Note, 1.750%, 12/2/2026	54,425
40,000	Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	34,467
	TOTAL	88,892
	Transportation - Services— 0.0%
50,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.400%, 11/15/2026	46,675
	Utility - Electric— 0.2%
40,000	Ameren Corp., Sr. Unsecd. Note, 1.950%, 3/15/2027	36,086
55,000	American Electric Power Co., Inc., Sr. Unsecd. Note, 5.625%, 3/1/2033	55,133
25,000	Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	20,346
25,000	Black Hills Corp., Sr. Unsecd. Note, 3.875%, 10/15/2049	17,388
115,000	CenterPoint Energy, Inc., Sr. Unsecd. Note, 2.650%, 6/1/2031	94,318
65,000	Constellation Energy Generation LLC, Sr. Unsecd. Note, 5.800%, 3/1/2033	65,435
75,000	Dominion Energy, Inc., Sr. Unsecd. Note, Series A, 1.450%, 4/15/2026	68,598
130,000	Duke Energy Corp., Sr. Unsecd. Note, 2.450%, 6/1/2030	109,203
55,000	Duke Energy Corp., Sr. Unsecd. Note, 3.950%, 8/15/2047	40,538
90,000	Evergy Metro, Inc., Sr. Unsecd. Note, 4.200%, 3/15/2048	70,641
30,000	Exelon Corp., Sr. Unsecd. Note, 4.100%, 3/15/2052	22,951
25,000	FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	20,249
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	109,440
65,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 5.050%, 2/28/2033	62,882
65,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	51,958
120,000	Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	112,558
120,000	Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	114,049
	TOTAL	1,071,773
	Utility - Natural Gas— 0.0%
30,000	National Fuel Gas Co., Sr. Unsecd. Note, 2.950%, 3/1/2031	24,002
50,000	National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	49,953
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS— continued
		Utility - Natural Gas— continued
$ 120,000		Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	$ 94,726
		TOTAL	168,681
		TOTAL CORPORATE BONDS (IDENTIFIED COST $24,091,398)	20,464,688
		COMMON STOCKS— 1.7%
		Automotive— 0.1%
30,398	[3]	American Axle & Manufacturing Holdings, Inc.	211,570
1,715		Lear Corp.	229,381
		TOTAL	440,951
		Chemicals— 0.1%
14,240		Koppers Holdings, Inc.	643,221
		Commercial Services & Supplies— 0.0%
28,980		Interface, Inc.	292,988
		Consumer Cyclical Services— 0.1%
6,130		Brinks Co. (The)	483,657
		Containers & Packaging— 0.2%
77,295	[4]	Ardagh Metal Packaging	310,726
23,623		Graphic Packaging Holding Co.	535,533
30,501	[3]	O-I Glass, Inc.	450,195
5,623		WestRock Co.	231,499
		TOTAL	1,527,953
		Electric Utilities— 0.1%
10,600		NRG Energy, Inc.	507,104
		Food & Beverage— 0.1%
10,405	[3]	US Foods Holding Corp.	456,051
		Hotels Restaurants & Leisure— 0.2%
6,430		Boyd Gaming Corp.	379,692
10,835	[3]	Caesars Entertainment Corp.	484,541
7,915		Red Rock Resorts, Inc.	352,455
		TOTAL	1,216,688
		Media Entertainment— 0.1%
38,673	[3]	Cumulus Media, Inc.	188,338
65,465	[3]	iHeartMedia, Inc.	171,518
120,865	[3]	Stagwell, Inc.	606,742
		TOTAL	966,598
		Midstream— 0.1%
31,096		Suburban Propane Partners LP	533,296
		Oil Gas & Consumable Fuels— 0.1%
7,980	[3]	Callon Petroleum Corp.	249,535
4,898		Devon Energy Corp.	220,263
		TOTAL	469,798
		Personal Products— 0.1%
13,765		Energizer Holdings, Inc.	424,513
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS— continued
		Technology— 0.1%
6,725	[3]	Lumentum Holdings, Inc.	$ 287,830
4,450		Science Applications International Corp.	522,474
		TOTAL	810,304
		Technology Hardware Storage & Peripherals— 0.1%
6,685		Dell Technologies, Inc.	507,191
		Trading Companies & Distributors— 0.1%
4,085	[3]	GMS, Inc.	276,309
1,980	[3]	WESCO International, Inc.	308,583
		TOTAL	584,892
		Utility - Electric— 0.1%
16,780		Vistra Corp.	594,180
		TOTAL COMMON STOCKS (IDENTIFIED COST $13,343,691)	10,459,385
		ASSET-BACKED SECURITIES— 1.4%
		Auto Receivables— 0.7%
$ 3,000,000		Ford Credit Auto Lease Trust 2022-A, Class D, 4.660%, 12/15/2026	2,911,342
1,056,287		Santander Bank Auto Credit-Linked Notes 2022-A, Class B, 5.281%, 5/15/2032	1,046,147
		TOTAL	3,957,489
		Other— 0.3%
2,196,365		Home Partners of America Trust 2022-1, Class B, 4.330%, 4/17/2039	2,062,196
		Student Loans— 0.4%
1,495,533		Navient Student Loan Trust 2021-GA, Class A, 1.580%, 4/15/2070	1,270,306
1,368,826		SMB Private Education Loan Trust 2021-E, Class A1A, 1.680%, 2/15/2051	1,223,583
		TOTAL	2,493,889
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $9,089,975)	8,513,574
		AGENCY RISK TRANSFER SECURITY— 0.2%
1,250,000	[1]	Fannie Mae - CAS 2023-R05, Series 2023-R05, Class 1M2, 8.428% (30-DAY AVERAGE SOFR +3.100%), 6/25/2043 (IDENTIFIED COST $1,250,000)	1,281,547
		PREFERRED STOCK— 0.0%
		Financials— 0.0%
40,000	[2,3,5]	Lehman Brothers Holdings, Inc., Pfd., 5.670% (IDENTIFIED COST $3,400)	400
		PURCHASED CALL OPTIONS— 0.1%
10,000,000		Bank of New York NZD CALL/USD PUT, Exercise Price $0.605, Notional Amount $483,200,000, Expiration Date 2/6/2024	270,960
100		Russell 2000 Index, Exercise Price $1,850, Notional Amount $18,090,200, Expiration Date 1/19/2024	331,000
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $443,182)	601,960
		PURCHASED PUT OPTIONS— 0.0%
10,000,000		Bank of America Merril Lynch USD PUT/NOK CALL, Exercise Price $10.50, Notional Amount $ 304,900,000, Expiration Date 12/29/2023	32,940
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		PURCHASED PUT OPTIONS— continued
7,500,000		Barclays USD PUT/NOK CALL, Exercise Price $10.50, Notional Amount $1,057,800,000, Expiration Date 1/25/2024	$ 51,540
10,000,000		HSBC EUR PUT/USD CALL, Exercise Price $1.085, Notional Amount $384,300,000 Expiration Date 2/28/2024	74,550
6,000,000		UBS USD PUT/ZAR CALL, Exercise Price $18.50, Notional Amount $169,500,000 Expiration Date 2/22/2024	92,418
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $435,192)	251,448
		INVESTMENT COMPANIES— 80.6%
18,411,385		Emerging Markets Core Fund	147,106,964
134,394		Federated Hermes Government Obligations Fund, Premier Shares, 5.28%[6]	134,394
8,043,473		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.45%[6]	8,045,886
43,173,924	[7]	High Yield Bond Core Fund	233,570,932
12,897,022		Mortgage Core Fund	104,723,818
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $595,014,574)	493,581,994
		TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $725,563,564)[8]	612,130,603
		OTHER ASSETS AND LIABILITIES - NET—0.0%[9]	182,791
		TOTAL NET ASSETS—100%	$612,313,394
At November 30, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Futures:
United States Treasury Notes 2-Year Long Futures	13	$2,657,992	March 2024	$10,330
United States Treasury Notes 5-Year Long Futures	60	$6,411,094	March 2024	$33,615
Short Futures:
United States Treasury Ultra Bond Short Futures	15	$1,845,000	March 2024	$(18,857)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$25,088
Annual Shareholder Report

At November 30, 2023, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive		In Exchange For	Net Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/6/2023	Morgan Stanley & Co.	106,151,196	MXN	$6,000,000	$109,718
Contracts Sold:
12/6/2023	JPMorgan Chase Bank	104,949,841	MXN	$6,000,000	$(40,572)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS					$69,146
At November 30, 2023, the Fund had the following outstanding written options contracts:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
Bank of America	USD CALL/ NOK PUT	(10,000,000)	$10,000,000	December 2023	$10.90	$(95,550)
HSBC	EUR CALL/USD PUT	(10,000,000)	$10,000,000	February 2024	$1.12	$(59,060)
J.P. Morgan	AUD CALL/USD PUT	(10,000,000)	$10,000,000	January 2024	$0.67	$(97,980)
Morgan Stanley	AUD CALL/USD PUT	(10,000,000)	$10,000,000	February 2024	$0.69	$(57,200)
UBS	NZD CALL/USD PUT	(10,000,000)	$10,000,000	January 2024	$0.62	$(132,240)
UBS	USD CALL/ZAR PUT	(10,000,000)	$10,000,000	January 2024	$19.50	$(84,750)
Put Options:
Bank of New York	NZD PUT/USD CALL	(10,000,000)	$10,000,000	February 2024	$0.58	$(14,550)
Barclays Capital	USD PUT/NOK CALL	(15,000,000)	$15,000,000	January 2024	$10.20	$(31,635)
J.P. Morgan	Russell 2000 Index	(100)	$100	January 2024	$1,750.00	$(223,500)
Morgan Stanley	USD PUT/MXN CALL	(10,000,000)	$10,000,000	December 2023	$17.35	$(102,430)
Morgan Stanley	AUD PUT/USD CALL	(10,000,000)	$10,000,000	February 2024	$0.65	$(88,620)
UBS	USD PUT/ZAR CALL	(10,000,000)	$10,000,000	January 2024	$18.75	$(135,380)
(Premium Received $1,051,684)						$(1,122,895)
Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and Value of Written Options Contracts is included in “Other Assets and Liabilities–Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended November 30, 2023, were as follows:
Affiliates	Value as of 11/30/2022	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$3,805,207	$82,156	$(3,916,174)
Emerging Markets Core Fund	$189,522,824	$44,871,133	$(89,500,000)
Federated Hermes Government Obligations Fund, Premier Shares*	$7,548,750	$59,579,409	$(66,993,765)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$28,407,081	$415,027,424	$(435,397,264)
High Yield Bond Core Fund	$295,244,292	$—	$(67,000,000)
Mortgage Core Fund	$118,504,997	$95,000,000	$(102,000,000)
TOTAL OF AFFILIATED TRANSACTIONS	$643,033,151	$614,560,122	$(764,807,203)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 11/30/2023	Shares Held as of 11/30/2023	Dividend Income
$387,538	$(358,727)	$—	—	$94,011
$14,750,091	$(12,537,084)	$147,106,964	18,411,385	$12,371,132
N/A	N/A	$134,394	134,394	$108,661
$(2,044)	$10,689	$8,045,886	8,043,473	$523,509
$18,574,925	$(13,248,285)	$233,570,932	43,173,924	$16,556,807
$(1,938,406)	$(4,842,773)	$104,723,818	12,897,022	$5,377,134
$31,772,104	$(30,976,180)	$493,581,994	82,660,198	$35,031,254

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Hermes Core Trust (“Core Trust”), which is managed by Federated Investment Management Company (the “Adviser”). Core Trust is an open-end management company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Core Fund (HYCORE), a portfolio of Core Trust, is to seek high current income. Income distributions from HYCORE are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from HYCORE are declared and paid annually, and are recorded by the Fund as capital gains. Federated Hermes, Inc. (“Federated Hermes”) receives no advisory or administrative fees from HYCORE. Copies of the HYCORE financial statements are available on the EDGAR Database on the SEC’s website or upon request from the Fund.
1	Floating/variable note with current rate and current maturity or next reset date shown.
2
Market quotations and price valuations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.

3	Non-income-producing security.
4	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
5	Issuer in default.
6	7-day net yield.
7	The High Yield Bond Core Fund is a diversified portfolio of below investment grade bonds.
8	The cost of investments for federal tax purposes amounts to $732,965,665.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Annual Shareholder Report

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	$29,317,973	$—	$29,317,973
U.S. Treasuries	—	26,978,111	—	26,978,111
Collateralized Mortgage Obligations	—	20,679,523	—	20,679,523
Corporate Bonds	—	20,442,788	21,900	20,464,688
Asset-Backed Securities	—	8,513,574	—	8,513,574
Agency Risk Transfer Security	—	1,281,547	—	1,281,547
Purchased Call Options	—	601,960	—	601,960
Purchased Put Options	—	251,448	—	251,448
Equity Securities:
Common Stocks
Domestic	10,148,659	—	—	10,148,659
International	310,726	—	—	310,726
Preferred Stock
Domestic	—	—	400	400
Investment Companies	493,581,994	—	—	493,581,994
TOTAL SECURITIES	$504,041,379	$108,066,924	$22,300	$612,130,603
Other Financial Instruments:
Assets
Futures Contracts	$43,945	$—	$—	$43,945
Foreign Exchange Contracts	—	109,718	—	109,718
Liabilities
Futures Contracts	(18,857)	—	—	(18,857)
Foreign Exchange Contracts	—	(40,572)	—	(40,572)
Written Options Contracts	—	(1,122,895)	—	(1,122,895)
TOTAL OTHER FINANCIAL INSTRUMENTS	$25,088	$(1,053,749)	$—	$(1,028,661)
Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
AUD	—Australian Dollar
BKNT	—Bank Notes
CAS	—Connecticut Avenue Securities
EUR	—Euro
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
USD	—United States Dollar
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.86	$9.30	$9.29	$9.09	$8.60
Income From Investment Operations:
Net investment income (loss)[1]	0.38	0.35	0.34	0.32	0.36
Net realized and unrealized gain (loss)	(0.01)	(1.44)	0.01	0.17	0.47
Total From Investment Operations	0.37	(1.09)	0.35	0.49	0.83
Less Distributions:
Distributions from net investment income	(0.37)	(0.35)	(0.34)	(0.29)	(0.34)
Net Asset Value, End of Period	$7.86	$7.86	$9.30	$9.29	$9.09
Total Return[2]	4.87%	(11.88)%	3.74%	5.56%	9.87%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.93%	0.93%	0.93%	0.94%
Net investment income	4.81%	4.17%	3.61%	3.55%	3.99%
Expense waiver/reimbursement[4]	0.13%	0.10%	0.10%	0.13%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$198,920	$222,213	$297,673	$292,259	$307,049
Portfolio turnover[5]	69%	77%	50%	70%	58%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.86	$9.30	$9.28	$9.09	$8.59
Income From Investment Operations:
Net investment income (loss)[1]	0.32	0.29	0.27	0.25	0.29
Net realized and unrealized gain (loss)	(0.02)	(1.44)	0.02	0.16	0.48
Total From Investment Operations	0.30	(1.15)	0.29	0.41	0.77
Less Distributions:
Distributions from net investment income	(0.31)	(0.29)	(0.27)	(0.22)	(0.27)
Net Asset Value, End of Period	$7.85	$7.86	$9.30	$9.28	$9.09
Total Return[2]	3.96%	(12.54)%	3.07%	4.65%	9.19%
Ratios to Average Net Assets:
Net expenses[3]	1.68%	1.69%	1.68%	1.69%	1.68%
Net investment income	4.05%	3.40%	2.90%	2.80%	3.28%
Expense waiver/reimbursement[4]	0.12%	0.10%	0.10%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,737	$23,226	$35,536	$45,955	$58,296
Portfolio turnover[5]	69%	77%	50%	70%	58%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.80	$9.23	$9.22	$9.03	$8.54
Income From Investment Operations:
Net investment income (loss)[1]	0.37	0.35	0.34	0.31	0.35
Net realized and unrealized gain (loss)	(0.01)	(1.43)	0.01	0.17	0.48
Total From Investment Operations	0.36	(1.08)	0.35	0.48	0.83
Less Distributions:
Distributions from net investment income	(0.37)	(0.35)	(0.34)	(0.29)	(0.34)
Net Asset Value, End of Period	$7.79	$7.80	$9.23	$9.22	$9.03
Total Return[2]	4.78%	(11.86)%	3.77%	5.49%	9.95%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.93%	0.93%	0.93%	0.94%
Net investment income	4.81%	4.17%	3.62%	3.56%	3.99%
Expense waiver/reimbursement[4]	0.13%	0.10%	0.10%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,665	$35,464	$51,221	$51,426	$53,136
Portfolio turnover[5]	69%	77%	50%	70%	58%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.81	$9.24	$9.23	$9.04	$8.55
Income From Investment Operations:
Net investment income (loss)[1]	0.40	0.38	0.36	0.34	0.38
Net realized and unrealized gain (loss)	(0.01)	(1.43)	0.02	0.17	0.48
Total From Investment Operations	0.39	(1.05)	0.38	0.51	0.86
Less Distributions:
Distributions from net investment income	(0.40)	(0.38)	(0.37)	(0.32)	(0.37)
Net Asset Value, End of Period	$7.80	$7.81	$9.24	$9.23	$9.04
Total Return[2]	5.11%	(11.56)%	4.09%	5.83%	10.28%
Ratios to Average Net Assets:
Net expenses[3]	0.61%	0.61%	0.61%	0.61%	0.62%
Net investment income	5.11%	4.49%	3.82%	3.87%	4.23%
Expense waiver/reimbursement[4]	0.21%	0.19%	0.15%	0.20%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$353,987	$547,135	$783,512	$246,898	$275,189
Portfolio turnover[5]	69%	77%	50%	70%	58%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.86	$9.30	$9.29	$9.10	$8.60
Income From Investment Operations:
Net investment income (loss)[1]	0.42	0.38	0.37	0.35	0.38
Net realized and unrealized gain (loss)	(0.02)	(1.44)	0.01	0.16	0.49
Total From Investment Operations	0.40	(1.06)	0.38	0.51	0.87
Less Distributions:
Distributions from net investment income	(0.40)	(0.38)	(0.37)	(0.32)	(0.37)
Net Asset Value, End of Period	$7.86	$7.86	$9.30	$9.29	$9.10
Total Return[2]	5.21%	(11.59)%	4.08%	5.80%	10.35%
Ratios to Average Net Assets:
Net expenses[3]	0.60%	0.60%	0.60%	0.60%	0.61%
Net investment income	5.36%	4.52%	3.88%	3.88%	4.30%
Expense waiver/reimbursement[4]	0.12%	0.10%	0.10%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,005	$9,974	$11,157	$5,468	$4,390
Portfolio turnover[5]	69%	77%	50%	70%	58%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

5	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2023

Assets:
Investment in securities, at value including $127,120 of securities loaned and $493,581,994 of investments in affiliated holdings* (identified cost $725,563,564, including $595,014,574 of identified cost in affiliated holdings)	$612,130,603
Cash denominated in foreign currencies (identified cost $879)	885
Due from broker (Note 2)	280,116
Income receivable	730,890
Income receivable from affiliated holdings	2,767,376
Receivable for investments sold	4,413
Receivable for shares sold	231,877
Unrealized appreciation on foreign exchange contracts	109,718
Receivable for variation margin on futures contracts	124,265
Total Assets	616,380,143
Liabilities:
Payable for investments purchased	1,057,648
Payable for shares redeemed	1,322,462
Written options outstanding, at value (premium received $1,051,684)	1,122,895
Unrealized depreciation on foreign exchange contracts	40,572
Overdraft	16,079
Payable for collateral due to broker for securities lending (Note 2)	134,394
Income distribution payable	62,588
Payable for investment adviser fee (Note 5)	6,703
Payable for administrative fee (Note 5)	1,309
Payable for transfer agent fees (Note 2)	98,692
Payable for distribution services fee (Note 5)	11,541
Payable for other service fees (Notes 2 and 5)	44,073
Accrued expenses (Note 5)	147,793
Total Liabilities	4,066,749
Net assets for 78,295,128 shares outstanding	$612,313,394
Net Assets Consist of:
Paid-in capital	$907,356,421
Total distributable earnings (loss)	(295,043,027)
Total Net Assets	$612,313,394
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($198,920,336 ÷ 25,317,975 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$7.86
Offering price per share (100/95.50 of $7.86)	$8.23
Redemption proceeds per share	$7.86
Class C Shares:
Net asset value per share ($18,736,867 ÷ 2,386,320 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$7.85
Offering price per share	$7.85
Redemption proceeds per share (99.00/100 of $7.85)	$7.77
Class F Shares:
Net asset value per share ($29,664,676 ÷ 3,806,712 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$7.79
Offering price per share (100/99.00 of $7.79)	$7.87
Redemption proceeds per share (99.00/100 of $7.79)	$7.71
Institutional Shares:
Net asset value per share ($353,986,905 ÷ 45,384,080 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$7.80
Offering price per share	$7.80
Redemption proceeds per share	$7.80
Class R6 Shares:
Net asset value per share ($11,004,610 ÷ 1,400,041 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$7.86
Offering price per share	$7.86
Redemption proceeds per share	$7.86

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2023

Investment Income:
Dividends (including $34,922,593 received from affiliated holdings* and net of foreign taxes withheld of $4,004)	$35,285,196
Interest	5,381,860
Net income on securities loaned (includes $108,661 earned from affiliated holdings related to cash collateral balances) (Note 2)	20,682
TOTAL INCOME	40,687,738
Expenses:
Investment adviser fee (Note 5)	3,898,782
Administrative fee (Note 5)	556,800
Custodian fees	70,261
Transfer agent fees (Note 2)	798,169
Directors’/Trustees’ fees (Note 5)	7,557
Auditing fees	35,678
Legal fees	12,955
Portfolio accounting fees	197,539
Distribution services fee (Note 5)	163,169
Other service fees (Notes 2 and 5)	656,716
Share registration costs	106,438
Printing and postage	104,699
Miscellaneous (Note 5)	55,260
TOTAL EXPENSES	6,664,023
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(869,307)
Reimbursement of other operating expenses (Notes 2 and 5)	(415,550)
TOTAL WAIVER AND REIMBURSEMENTS	(1,284,857)
Net expenses	5,379,166
Net investment income	35,308,572
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Foreign Exchange Contracts, Futures Contracts, Written Options and Swap Contracts:
Net realized loss on investments (including net realized loss of $(30,976,180) on sales of investments in affiliated holdings*)	$(41,505,422)
Net realized loss on foreign currency transactions	(8,185,664)
Net realized gain on foreign exchange contracts	1,742,993
Net realized loss on futures contracts	(5,422,495)
Net realized gain on written options	10,594,195
Net realized gain on swap contracts	682,086
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $31,772,104 on investments in affiliated holdings*)	37,887,048
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	(160)
Net change in unrealized appreciation of foreign exchange contracts	(1,285,895)
Net change in unrealized depreciation of futures contracts	1,959,588
Net change in unrealized depreciation of written options	1,332,428
Net realized and unrealized gain (loss) on investments, foreign currency transactions, foreign exchange contracts, futures contracts, written options and swap contracts	(2,201,298)
Change in net assets resulting from operations	$33,107,274

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$35,308,572	$47,673,876
Net realized gain (loss)	(42,094,307)	(73,663,968)
Net change in unrealized appreciation/depreciation	39,893,009	(123,140,565)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	33,107,274	(149,130,657)
Distributions to Shareholders:
Class A Shares	(9,922,754)	(10,661,480)
Class B Shares[1]	(12,908)	(84,354)
Class C Shares	(863,189)	(980,289)
Class F Shares	(1,579,504)	(1,872,770)
Institutional Shares	(22,338,927)	(33,241,296)
Class R6 Shares	(480,196)	(497,983)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(35,197,478)	(47,338,172)
Share Transactions:
Proceeds from sale of shares	151,902,218	370,892,579
Net asset value of shares issued to shareholders in payment of distributions declared	34,482,961	46,537,659
Cost of shares redeemed	(411,549,590)	(564,382,893)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(225,164,411)	(146,952,655)
Change in net assets	(227,254,615)	(343,421,484)
Net Assets:
Beginning of period	839,568,009	1,182,989,493
End of period	$612,313,394	$839,568,009

1	On February 3, 2023, Class B Shares were converted into Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2023
1. ORGANIZATION
Federated Hermes Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Hermes Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income.
At the close of business on February 3, 2023, Class B Shares were converted into the Fund’s existing Class A Shares pursuant to a Plan of Conversion approved by the Fund’s Board of Directors (the “Directors”). The conversion occurred on a tax-free basis. The cash value of a shareholder’s investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
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Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
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Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
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Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
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Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
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For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Directors have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the
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NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
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With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
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Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The detail of the total fund expense waiver and reimbursements of $1,284,857 is disclosed in this Note 2 and Note 5.
Transfer Agent Fees
For the year ended November 30, 2023, transfer agent fees for the Fund were as shown below. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees and reimbursements.
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$228,936	$(23,637)
Class B Shares	924	(549)
Class C Shares	20,439	—
Class F Shares	33,847	(1,481)
Institutional Shares	512,333	(389,883)
Class R6 Shares	1,690	—
TOTAL	$798,169	$(415,550)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to these fees. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees.
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For the year ended November 30, 2023, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$520,215
Class B Shares	629
Class C Shares	53,761
Class F Shares	82,111
TOTAL	$656,716
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to manage market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller
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must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2023, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $16,923,077. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
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The average notional value of long and short futures contracts held by the Fund throughout the period was $20,077,904 and $8,527,013, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase return and to manage currency risk. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $849,854 and $1,367,145, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money
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market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings from collateral invested in affiliated holdings as presented parenthetically on the Statement of Operations do not reflect fees and rebates and are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2023, securities subject to this type of arrangement and related collateral were as follows:
Fair Value of Securities Loaned	Collateral Received
$127,120	$134,394
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Option Contracts
The Fund buys or sells put and call options to seek to increase income and return, and to manage currency, duration and market risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an
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amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund’s Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $679,021 and $1,138,063, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $1,573,204 and $1,275,992, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
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Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets		Liabilities
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$25,088*		$—
Equity contracts		—	Written options outstanding, at value	223,500
Equity contracts	Purchased options, within Investment in securities at value	331,000		—
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	109,718	Unrealized depreciation on foreign exchange contracts	40,572
Foreign exchange contracts		—	Written options outstanding, at value	899,395
Foreign exchange contracts	Purchased options, within Investment in securities at value	522,408		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$988,214		$1,163,467

*
Includes net cumulative appreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	OTC Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(3,926,257)	$—	$(851,343)	$(1,385,203)	$(6,162,803)
Equity contracts	—	(1,496,238)	—	567,472	1,257,039	328,273
Foreign exchange contracts	—	—	1,742,993	(1,566,916)	10,722,359	10,898,436
Credit contracts	682,086	—	—	—	—	682,086
TOTAL	$682,086	$(5,422,495)	$1,742,993	$(1,850,787)	$10,594,195	$5,745,992

1	The net realized loss on Purchased Options Contracts is found within the Net realized loss on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$287,196	$—	$210,707	$229,645	$727,548
Equity contracts	1,672,392	—	(1,344,034)	475,311	803,669
Foreign exchange contracts	—	(1,285,895)	(74,571)	627,472	(732,994)
TOTAL	$1,959,588	$(1,285,895)	$(1,207,898)	$1,332,428	$798,223

1	The net change in unrealized depreciation of Purchased Options Contracts is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2023, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset In the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented In Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign Exchange Contracts	$109,718	$—	$—	$109,718
Purchased Option Contracts	853,408	(198,968)	—	654,440
TOTAL	$963,126	$(198,968)	$—	$764,158
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Transaction	Gross Liability Derivatives Presented In Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign Exchange Contracts	$40,572	$—	$—	$40,572
Written Option Contracts	1,122,895	(198,968)	—	923,927
TOTAL	$1,163,467	$(198,968)	$—	$964,499
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,296,435	$10,150,145	1,713,104	$14,736,265
Shares issued to shareholders in payment of distributions declared	1,194,661	9,322,310	1,187,809	9,988,342
Conversion of Class B Shares to Class A Shares[1]	165,549	1,344,260	—	—
Shares redeemed	(5,606,326)	(43,885,877)	(6,636,093)	(55,614,721)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,949,681)	$(23,069,162)	(3,735,180)	$(30,890,114)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	93	$734	2,909	$26,010
Shares issued to shareholders in payment of distributions declared	1,526	11,961	8,538	72,492
Conversion of Class B Shares to Class A Shares[1]	(165,829)	(1,344,260)	—	—
Shares redeemed	(34,114)	(268,267)	(232,077)	(1,990,664)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(198,324)	$(1,599,832)	(220,630)	$(1,892,162)
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	Year Ended 11/30/2023		Year Ended 11/30/2022
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	561,060	$4,397,173	562,104	$4,875,088
Shares issued to shareholders in payment of distributions declared	110,168	859,714	115,754	976,686
Shares redeemed	(1,241,343)	(9,694,992)	(1,544,384)	(13,031,772)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(570,115)	$(4,438,105)	(866,526)	$(7,179,998)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	90,517	$708,673	265,927	$2,234,665
Shares issued to shareholders in payment of distributions declared	199,457	1,544,718	220,022	1,836,573
Shares redeemed	(1,030,100)	(7,963,164)	(1,487,545)	(11,869,646)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(740,126)	$(5,709,773)	(1,001,596)	$(7,798,408)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	16,713,026	$130,114,640	39,857,359	$344,718,323
Shares issued to shareholders in payment of distributions declared	2,871,670	22,271,242	3,971,622	33,170,889
Shares redeemed	(44,285,865)	(343,699,075)	(58,538,838)	(477,851,241)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(24,701,169)	$(191,313,193)	(14,709,857)	$(99,962,029)
	Year Ended 11/30/2023		Year Ended 11/30/2022
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	670,560	$5,186,593	497,862	$4,302,228
Shares issued to shareholders in payment of distributions declared	60,685	473,016	58,754	492,677
Shares redeemed	(599,547)	(4,693,955)	(487,342)	(4,024,849)
NET CHANGE RESULTING FROM R6 SHARE TRANSACTIONS	131,698	$965,654	69,274	$770,056
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(29,027,717)	$(225,164,411)	(20,464,515)	$(146,952,655)

1
On February 3, 2023, Class B Shares were converted into Class A Shares. Within the Statement of Changes in Net Assets, the conversion from Class B Shares is within the Cost of shares redeemed and the conversion to Class A Shares is within Proceeds from sale of shares.

4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from allocated income from partnerships.
Annual Shareholder Report

For the year ended November 30, 2023, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(5,164)	$5,164
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2023 and 2022, was as follows:
	2023	2022
Ordinary income	$35,197,478	$47,338,172
As of November 30, 2023, the components of distributable earnings on a tax-basis were as follows:
Distributions payable	$(283,185)
Net unrealized depreciation	$(120,940,837)
Capital loss carryforwards	$(173,620,159)
Other temporary differences	$(198,846)
TOTAL	$(295,043,027)
At November 30, 2023, the cost of investments for federal tax purposes was $732,965,665. The net unrealized depreciation of investments for federal tax purposes was $120,940,837. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $903,700 and unrealized depreciation from investments for those securities having an excess of cost over value of $121,844,537. The amounts presented are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for defaulted securities, deferral of losses on wash sales, partnership adjustments, discount accretion/premium amortization on debt securities, and mark-to-market on futures contracts, options and foreign exchange contracts.
As of November 30, 2023, the Fund had a capital loss carryforward of $173,620,159 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$40,799,092	$132,821,067	$173,620,159
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.55% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2023, the Adviser voluntarily waived $853,616 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2023, the Adviser reimbursed $15,691. For the year ended November 30, 2023, the Adviser voluntarily reimbursed $415,550 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class C Shares	0.75%
Class F Shares	0.05%
Prior to their conversion to Class A Shares at the close of business on February 3, 2023, the Class B Shares were also subject to the Plan at 0.75% of average daily net assets of the Class B Shares.
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$1,888
Class C Shares	161,281
TOTAL	$163,169
For the year ended November 30, 2023, the Fund’s Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2023, FSC retained $24,282 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2023, FSC retained $6,201 in sales charges from the sale of Class A Shares. FSC also retained $772, $149, $649 and $11,007 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2023, FSSC received $10,436 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses, if any) paid by the Fund’s Class A Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.93%, 1.70%, 0.93%, 0.61% and 0.60%, (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the
Annual Shareholder Report

Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2023, were as follows:
Purchases	$272,080,776
Sales	$436,213,754
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2023, the Fund had no outstanding loans. During the year ended November 30, 2023, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2023, there were no outstanding loans. During the year ended November 30, 2023, the program was not utilized.
10. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement,
Annual Shareholder Report

provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
11. Recent Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES STRATEGIC INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Fixed Income Securities, Inc. (the “Corporation”)) including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Fixed Income Securities, Inc.) at November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
January 23, 2024
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,033.70	$4.79
Class C Shares	$1,000	$1,029.90	$8.55
Class F Shares	$1,000	$1,032.60	$4.79
Institutional Shares	$1,000	$1,035.60	$3.16
Class R6 Shares	$1,000	$1,035.40	$3.11
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.36	$4.76
Class C Shares	$1,000	$1,016.65	$8.49
Class F Shares	$1,000	$1,020.36	$4.76
Institutional Shares	$1,000	$1,021.96	$3.14
Class R6 Shares	$1,000	$1,022.01	$3.09

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.94%
Class C Shares	1.68%
Class F Shares	0.94%
Institutional Shares	0.62%
Class R6 Shares	0.61%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Corporation comprised two portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Corporation and the Directors and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Director and Vice President, Federated Hermes, Inc.; President,
Director/Trustee and CEO, Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, and
Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead
Director, Member of the Audit and Nominating and Corporate
Governance Committees, Haverty Furniture Companies, Inc.; formerly,
Director, Member of Governance and Compensation Committees,
Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor of Law, Emerita, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was
appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by the Supreme
Court of Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director, CNX Resources
Corporation (natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director,
Saint Thomas More Society; Director and Chair, Catholic High Schools
of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.; and Director and Vice Chair, Saint
Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Fund Family; Sole Proprietor,
Navigator Management Company (investment and strategic
consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs,
General Counsel and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary of Board of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic
Charities, Pittsburgh.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice President and
Chief Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes Strategic Income Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Directors
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deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements
Annual Shareholder Report

regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the
Annual Shareholder Report

Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain
Annual Shareholder Report

Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of other registered funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered in the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2022, the Fund’s performance fell below the Performance Peer Group median for the one-year and three-year periods, and was above the Performance Peer Group median for the five-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that
Annual Shareholder Report

other registered funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Annual Shareholder Report

Profitability
The Board received and considered profitability information furnished by Federated Hermes, as requested by the CCO. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity, cybersecurity and information
Annual Shareholder Report

security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Annual Shareholder Report

Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Fixed Income Securities, Inc. (the Corporation) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Strategic Income Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and
Annual Shareholder Report

the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P502
CUSIP 31417P700
CUSIP 31417P809
CUSIP 31417P841
CUSIP 31417P833
G00324-02 (1/24)
© 2024 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item: Thomas M. O'Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $74,624

Fiscal year ended 2022 - $71,410

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $65,633 and $59,592 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)               With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)               With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)               Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)               Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)     NA

(g)     Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $284,241

Fiscal year ended 2022 - $199,256

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2024

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024